Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION

MARCH 31, 2013

Cedar Realty Trust, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarrealtytrust.com

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

March 31, 2013

(unaudited)

TABLE OF CONTENTS

Earnings Press Release	3-5

Financial Information
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Supporting Schedules to Consolidated Statements	8
Funds From Operations and Additional Disclosures	9
Earnings Before Interest, Taxes, Depreciation and Amortization	10
Summary of Outstanding Debt	11-12
Summary of Debt Maturities	13

Portfolio Information
Real Estate Summary	14-16
Leasing Activity	17
Tenant Concentration	18
Lease Expirations	19
Same-Property Net Operating Income	20
Dispositions	21
Summary of Real Estate Held For Sale/Conveyance	22
Non-GAAP Financial Disclosures	23

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, statements made or incorporated by reference herein may include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Accordingly, the information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2012 and Form 10-Q for the quarter ended March 31, 2013.

CEDAR REALTY TRUST, INC. REPORTS

FIRST QUARTER 2013 RESULTS

Port Washington, New York – May 9, 2013 – Cedar Realty Trust, Inc. (NYSE: CDR) today reported its financial results for the first quarter ended March 31, 2013.

First Quarter 2013 Highlights

•	Operating FFO of $0.12 per diluted share.

•	Same-property NOI increased 1.2% for the quarter, excluding the timing impact of replacing a dark anchor at Oakland Commons.

•	Signed new and renewal leases for a total of 225,000 square feet.

•	Positive leasing spreads of 8.2% on a cash basis (new leases increased 12.3% and renewals increased 7.3%).

•	Total portfolio 92.8% leased and same-property portfolio 94.0% leased.

“We are pleased with our results for the first quarter. We continue to execute on our repositioning strategy which has resulted in continued divestitures and de-levering. Furthermore, our keen focus on operations has resulted in solid earnings and strong leasing results,” commented Bruce Schanzer, President and CEO of Cedar.

Financial Results

Operating FFO for first quarter 2013 was $8.7 million or $0.12 per diluted share, compared to $7.9 million or $0.11 per diluted share for the same period in 2012.

Net loss attributable to common shareholders for first quarter 2013 was $(0.9) million or $(0.02) per diluted share, compared to a net loss of $(9.3) million or $(0.14) per diluted share for the same period in 2012. The net loss for first quarter 2012 included accelerated depreciation at a redevelopment property of $6.2 million, and an accelerated write-off of deferred financing costs of $2.6 million.

Portfolio Results

Same-property NOI increased by 1.2% for first quarter of 2013 compared to the same period in 2012, excluding the timing impact associated with replacing the dark anchor at Oakland Commons with a Wal-Mart Neighborhood Market. Results for 2013 include a significant amount of snow removal costs. If snow removal costs for 2013 and 2012 were comparable, same-property NOI for first quarter 2013 would have increased by 1.8%.

In first quarter 2013, the Company signed 40 leases for approximately 225,000 square feet. On a comparable space basis, the Company leased 163,000 square feet at a positive lease spread of 8.2% on a cash basis (new leases increased 12.3% and renewals increased 7.3%).

The Company’s total portfolio, excluding properties held for sale, was 92.8% leased at March 31, 2013, compared to 92.7% at December 31, 2012 and 91.3% at March 31, 2012. The

Company’s same-property portfolio was 94.0% leased at March 31, 2013, compared to 93.6% at December 31, 2012 and 93.4% at March 31, 2012.

Balance Sheet Activity

In February 2013, the Company issued an additional 2.3 million shares of its 7.25% Series B Cumulative Redeemable Preferred Stock for gross proceeds of $56.5 million. In addition, during first quarter 2013, the Company sold approximately 221,000 shares of its 7.25% Series B Cumulative Redeemable Preferred Stock under the at-the-market equity program at a weighted average price of $24.52 per share, and realized net proceeds of approximately $5.2 million. The aggregate net proceeds from these transactions were used to redeem the remaining 1.4 million shares of its 8.875% Series A Cumulative Redeemable Preferred Stock for a total cash outlay of $35.4 million, and to reduce amounts outstanding under the Company’s corporate credit facility.

As of March 31, 2013, the Company had $73.4 million of borrowing availability under its secured revolving line of credit. If the Company added its recently unencumbered properties to the line of credit borrowing base, this borrowing availability would increase to approximately $130 million.

2013 Guidance

The Company reaffirms its previously-announced 2013 Operating FFO guidance range of $0.46 to $0.49 per diluted share.

Quarterly Dividends

As previously announced, the Company will pay a cash dividend of $0.05 per share on the Company’s common stock and $0.453125 per share on the Company’s 7.25% Series B Cumulative Redeemable Preferred Stock on May 20, 2013 to shareholders of record as of the close of business on May 10, 2013.

Funds From Operations Reconciliation

The Company reports FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. The Company’s computation of FFO, as detailed in the attached schedule, is in accordance with NAREIT’s pronouncements. The Company also presents “Operating FFO”, which excludes certain items that are not indicative of the results provided by the Company’s consolidated portfolio and that affect the comparability of the Company’s period-over-period performance, as also detailed in the attached schedule.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended March 31, 2013. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, May 9, 2013, at 5:00 PM (ET) to discuss the first quarter results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on May 9, 2013, until midnight (ET) on May 23, 2013. The replay dial-in numbers are (877) 870-5176 or (1) (858) 384-5517 for international callers. Please use passcode 412376 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership and operation of primarily grocery-anchored shopping centers straddling the Washington DC to Boston corridor. The Company’s portfolio (excluding properties treated as “held for sale”) is comprised of 67 properties, with approximately 10 million square feet of GLA.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which identifies important risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Investor Relations

Brad Cohen

(203) 682-8211

CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	March 31,	December 31,
	2013	2012
Assets:
Real estate
Land	$282,714,000	$282,318,000
Buildings and improvements	1,179,887,000	1,178,111,000

	1,462,601,000	1,460,429,000
Less accumulated depreciation	(246,730,000)	(237,751,000)

Real estate, net	1,215,871,000	1,222,678,000
Real estate held for sale/conveyance	76,828,000	77,858,000
Cash and cash equivalents	4,888,000	7,522,000
Restricted cash	12,371,000	13,752,000
Receivables	19,801,000	18,289,000
Other assets and deferred charges, net	27,971,000	29,804,000

Total assets	$1,357,730,000	$1,369,903,000

Liabilities and equity:
Mortgage loans payable	$566,248,000	$605,216,000
Mortgage loans payable—real estate held for sale/conveyance	21,552,000	23,258,000
Secured credit facilities	165,200,000	156,000,000
Accounts payable and accrued liabilities	26,617,000	28,179,000
Unamortized intangible lease liabilities	29,202,000	30,508,000
Unamortized intangible lease liabilities—real estate held for sale/conveyance	4,992,000	4,992,000

Total liabilities	813,811,000	848,153,000

Noncontrolling interest—limited partners’ mezzanine OP Units	645,000	623,000
Commitments and contingencies	—	—
Equity:
Cedar Realty Trust, Inc. shareholders’ equity:
Preferred stock	190,661,000	163,669,000
Common stock and other shareholders’ equity	345,097,000	349,987,000

Total Cedar Realty Trust, Inc. shareholders’ equity	535,758,000	513,656,000

Noncontrolling interests:
Minority interests in consolidated joint ventures	6,075,000	6,081,000
Limited partners’ OP Units	1,441,000	1,390,000

Total noncontrolling interests	7,516,000	7,471,000

Total equity	543,274,000	521,127,000

Total liabilities and equity	$1,357,730,000	$1,369,903,000

CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended March 31,
	2013	2012
Revenues:
Rents	$28,445,000	$26,624,000
Expense recoveries	8,295,000	6,941,000
Other	223,000	819,000

Total revenues	36,963,000	34,384,000

Property operating expenses:
Operating, maintenance and management	7,066,000	6,370,000
Real estate and other property-related taxes	4,597,000	4,380,000

Total property operating expenses	11,663,000	10,750,000

Property operating income	25,300,000	23,634,000

Other expenses:
General and administrative	3,270,000	3,625,000
Employee termination costs	106,000	—
Impairment reversal	(1,100,000)	—
Depreciation and amortization	9,822,000	15,698,000

Total other expenses	12,098,000	19,323,000

Operating income	13,202,000	4,311,000

Non-operating income and expense:
Interest expense	(9,102,000)	(10,156,000)
Early extinguishment of debt costs	(85,000)	(2,607,000)
Interest income	—	62,000
Equity in income of unconsolidated joint venture	—	445,000
Gain on sale	346,000	—

Total non-operating income and expense	(8,841,000)	(12,256,000)

Income (loss) from continuing operations	4,361,000	(7,945,000)

Discontinued operations:
(Loss) income from operations	(509,000)	1,482,000
Impairment reversals, net	—	1,138,000
Gain on sales	—	457,000

Total discontinued operations	(509,000)	3,077,000

Net income (loss)	3,852,000	(4,868,000)

Less, net loss (income) loss attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	6,000	(1,046,000)
Limited partners’ interest in Operating Partnership	3,000	105,000

Total net loss (income) loss attributable to noncontrolling interests	9,000	(941,000)

Net income (loss) attributable to Cedar Realty Trust, Inc.	3,861,000	(5,809,000)
Preferred stock dividends	(3,607,000)	(3,531,000)
Preferred stock redemption costs	(1,166,000)	—

Net loss attributable to common shareholders	$(912,000)	$(9,340,000)

Per common share attributable to common shareholders (basic and diluted):
Continuing operations	$(0.01)	$(0.17)
Discontinued operations	(0.01)	0.03

	$(0.02)	$(0.14)

Weighted average number of common shares—basic and diluted	68,339,000	67,535,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	March 31,	December 31,
	2013	2012
Construction in process (included in buildings and improvements)	$6,019,000	$6,699,000

Receivables
Rents and other tenant receivables, net	$4,709,000	$3,317,000
Straight-line rents	14,834,000	14,353,000
Other	258,000	619,000

	$19,801,000	$18,289,000

Other assets and deferred charges, net
Lease origination costs	$15,111,000	$15,158,000
Financing costs	4,978,000	5,686,000
Prepaid expenses	4,529,000	5,196,000
Leasehold improvements, furniture and fixtures	1,096,000	1,161,000
Investments related to deferred compensation liabilities	393,000	450,000
Deposits	132,000	152,000
Other	1,732,000	2,001,000

	$27,971,000	$29,804,000

Statements of Operations	Three months ended March 31,
	2013	2012
Rents
Base rents	$26,570,000	$24,762,000
Percentage rent	131,000	290,000
Straight-line rents	501,000	314,000
Amortization of intangible lease liabilities	1,243,000	1,258,000

	$28,445,000	$26,624,000

Other revenues
RioCan management fees (a)	$191,000	$646,000
Other	32,000	173,000

	$223,000	$819,000

(a)	On October 10, 2012, the Company exited the 20% Cedar / 80% RioCan joint venture that owned 22 retail shopping-center properties. Effective January 31, 2013, the Company’s property management agreement for the sold properties terminated.

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended March 31,
	2013	2012
Net loss attributable to common shareholders	$(912,000)	$(9,340,000)
Real estate depreciation and amortization	9,729,000	15,680,000
Limited partners’ interest	(3,000)	(105,000)
Impairment reversals, net	(1,100,000)	(1,138,000)
Gain on sales	(346,000)	(457,000)
Consolidated minority interests:
Share of (loss) income	(6,000)	1,046,000
Share of FFO	(417,000)	(1,414,000)
Unconsolidated joint venture:
Share of income	—	(445,000)
Share of FFO	—	1,469,000

Funds From Operations (“FFO”)	6,945,000	5,296,000
Adjustments for items affecting comparability:
Employee termination costs	106,000	—
Preferred stock redemption costs	1,166,000	—
Early extinguishment of debt costs	522,000	2,607,000
Share-based compensation mark-to-market adjustments	—	30,000

Operating Funds From Operations (“Operating FFO”)	$8,739,000	$7,933,000

FFO per diluted share:	$0.10	$0.07

Operating FFO per diluted share:	$0.12	$0.11

Weighted average number of diluted common shares:
Common shares	71,944,000	70,565,000
OP Units	281,000	810,000

	72,225,000	71,375,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$491,000	$397,000
Amortization of intangible lease liabilities	1,079,000	1,326,000
Non-real estate amortization	557,000	630,000
Share-based compensation, net	721,000	794,000
Maintenance capital expenditures (a)	709,000	328,000
Lease related expenditures (b)	555,000	512,000
Development and redevelopment capital expenditures	3,388,000	2,782,000
Capitalized interest and financing costs	298,000	295,000

(a)	Consists of payments for building and site improvements.
(b)	Consists of payments for tenant improvements and leasing commissions.

CEDAR REALTY TRUST, INC.

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended March 31,
	2013		2012
EBITDA Calculation
Income (loss) from continuing operations	$4,361,000		$(7,945,000)
Add (deduct):
Interest expense (including early extinguishment of debt costs)	9,187,000		12,763,000
Depreciation and amortization	9,822,000		15,698,000
Minority interests share of consolidated joint venture EBITDA	(925,000)		(3,090,000)
Discontinued operations:
Income from operations	(509,000)		1,482,000
Interest expense (including early extinguishment of debt costs)	931,000		1,989,000
Depreciation and amortization	—		49,000
Pro-rata share attributable to Cedar/RioCan joint venture:
Depreciation and amortization	—		1,023,000
Interest expense	—		887,000

EBITDA	22,867,000		22,856,000
Adjustments for items affecting comparability:
Employee termination costs	106,000		—
Gain on sales	(346,000)		—
Impairment reversal	(1,100,000)		—
Share-based compensation mark-to-market adjustments	—		30,000

Adjusted EBITDA	$21,527,000		$22,886,000

Pro-rata share of net debt (a)
Pro-rata share of debt	$720,622,000		$815,704,000
Pro-rata share of unrestricted cash and cash equivalents	(4,160,000)		(9,897,000)

	$716,462,000		$805,807,000

Pro-rata fixed charges (a)
Interest expense (b)	$8,727,000		$10,992,000
Preferred stock dividends	3,607,000		3,531,000
Scheduled mortgage repayments	2,333,000		2,640,000

	$14,667,000		$17,163,000

Debt and Coverage Ratios
Net debt to Adjusted EBITDA (c)	8.3	x	8.7	x
Interest coverage ratio (Based on Adjusted EBITDA)	2.5	x	2.1	x
Fixed charge coverage ratio (Based on Adjusted EBITDA)	1.5	x	1.3	x

(a)	Includes properties “held for sale/conveyance”.
(b)	Excludes early extinguishment of debt costs.
(c)	For the purposes of this computation, this ratio has been adjusted to exclude, where applicable, (i) management fee income relating to the terminated Cedar/RioCan joint venture, (ii) the results and debt related to four properties in the process of being conveyed to their respective lenders, and (iii) the results of properties sold during each of the respective periods as the related debt is no longer outstanding at the end of such period.

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of March 31, 2013

	Percent	Maturity	Interest	Stated
Property	Owned	Date	rate (a)	contract amounts
Fixed-rate mortgages:
Port Richmond Village	100%	Aug 2013	6.5%	$13,791,000
Timpany Plaza	100%	Jan 2014	6.1%	7,711,000
Trexler Mall	100%	May 2014	5.5%	20,001,000
Coliseum Marketplace	100%	Jul 2014	6.1%	11,241,000
Fieldstone Marketplace	100%	Jul 2014	6.0%	17,284,000
King’s Plaza	100%	Jul 2014	6.0%	7,349,000
Liberty Marketplace	100%	Jul 2014	6.1%	8,400,000
Yorktowne Plaza	100%	Jul 2014	6.0%	19,224,000
Mechanicsburg Center	100%	Nov 2014	5.5%	8,634,000
Elmhurst Square Shopping Center	100%	Dec 2014	5.4%	3,788,000
New London Mall	40%	Apr 2015	4.9%	27,365,000
Carbondale Plaza	100%	May 2015	6.4%	4,746,000
Oak Ridge Shopping Center	100%	May 2015	5.5%	3,277,000
Pine Grove Plaza	100%	Sep 2015	5.0%	5,423,000
Groton Shopping Center	100%	Oct 2015	5.3%	11,424,000
Southington Center	100%	Nov 2015	5.1%	5,431,000
Jordan Lane	100%	Dec 2015	5.5%	12,319,000
Oakland Mills	100%	Jan 2016	5.5%	4,632,000
Smithfield Plaza	100%	May 2016	6.2%	6,774,000
Franklin Village Plaza	100%	Aug 2016	4.1%	42,784,000
West Bridgewater	100%	Sep 2016	6.2%	10,543,000
Carman’s Plaza	100%	Oct 2016	6.2%	33,500,000
Hamburg Square	100%	Oct 2016	6.1%	4,905,000
Meadows Marketplace	100%	Nov 2016	5.6%	9,775,000
San Souci Plaza	40%	Dec 2016	6.2%	27,200,000
Camp Hill Shopping Center	100%	Jan 2017	5.5%	64,025,000
Golden Triangle	100%	Feb 2018	6.0%	19,965,000
Gold Star Plaza	100%	May 2019	7.3%	1,675,000
Swede Square	100%	Nov 2020	5.5%	10,272,000
Colonial Commons	100%	Feb 2021	5.5%	27,147,000
Townfair Center	100%	Jul 2021	5.2%	15,963,000
Virginia Little Creek	100%	Sep 2021	8.0%	316,000
The Point	100%	Nov 2022	4.5%	29,841,000
Metro Square	100%	Nov 2029	7.5%	8,460,000

Total Fixed-Rate Mortgages		3.9 years	5.5%	$505,185,000

		weighted average

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt (Continued)

As of March 31, 2013

	Percent		Maturity		Interest	Stated
Property	Owned		Date		rate (a)	contract amounts
Variable-rate mortgage:
Upland Square	100	%(b)	Oct 2013	(c)	3.0%	60,184,000

Total mortgages at stated contract amounts			3.5 years		5.3%	565,369,000
			weighted average
Unamortized discount/premium						879,000

Total mortgage debt (including unamortized discount/premium)						566,248,000

Corporate Credit Facility:
Revolving facility			Jan 2015	(c)	2.8%	90,200,000
Term loan			Jan 2016	(c)	2.8%	75,000,000

			2.3 years		2.8%	165,200,000

			weighted average
Total Debt (excluding debt on properties held for sale/conveyance)			3.3 years		4.7%	$731,448,000

			weighted average
Pro-rata share of total debt reconciliation:
Total debt (excluding debt on properties held for sale/conveyance)						$731,448,000
Less pro-rata share attributable to joint venture minority interests						(32,378,000)
Plus pro-rata share attributable to properties held for sale/conveyance (d)						21,552,000

Pro-rata share of total debt						$720,622,000

Fixed to variable rate debt ratio:
Fixed debt						$495,238,000	68.7%
Variable debt						225,384,000	31.3%

						$720,622,000	100.0%

(a)	For variable rate debt, rate in effect as of March 31, 2013.
(b)	Although the ownership percentage for this joint venture is 60%, the Company has included 100% of this joint venture’s debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, a loan guaranty, and/or other terms of the related joint venture agreement.
(c)	Each of these loans is subject to a one-year extension option.
(d)	See “Summary of Real Estate Held For Sale / Conveyance”.

CEDAR REALTY TRUST, INC.

Summary of Debt Maturities

As of March 31, 2013

	Scheduled	Balloon		Credit
Year	Amortization	Payments		Facility		Total (a)
2013	$6,477,000	$73,352,000	(b)	$—		$79,829,000
2014	6,988,000	100,656,000		—		107,644,000
2015	5,823,000	67,720,000		90,200,000	(c)	163,743,000
2016	4,691,000	135,014,000		75,000,000	(c)	214,705,000
2017	2,896,000	60,478,000		—		63,374,000
2018	2,389,000	31,941,000		—		34,330,000
2019	2,078,000	—		—		2,078,000
2020	2,025,000	8,849,000		—		10,874,000
2021	1,277,000	22,383,000		—		23,660,000
2022	1,039,000	24,323,000		—		25,362,000
Thereafter	4,498,000	472,000		—		4,970,000

	$40,181,000	$525,188,000		$165,200,000		730,569,000

Unamortized discount/premium 879,000

						$731,448,000

(a)	Excludes debt on properties held for sale/conveyance.
(b)	Includes $59.7 million due in October 2013, subject to a one-year extension option.
(c)	Each of the amounts due in 2015 and 2016 is subject to a one-year extension option.

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of March 31, 2013

						Average
		Percent	Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Groton Shopping Center	CT	100%	2007	117,186	84.3%	$11.66	TJ Maxx	30,000
Jordan Lane	CT	100%	2005	177,504	99.2%	10.89	Stop & Shop	60,632
							CW Price	39,280
							Retro Fitness	20,283
New London Mall	CT	40%	2009	259,293	94.2%	14.29	Shop Rite	64,017
							Marshalls	30,354
							Homegoods	25,432
							Petsmart	23,500
							AC Moore	20,932
Oakland Commons	CT	100%	2007	90,100	100.0%	6.37	Wal-Mart	54,911
							Bristol Ten Pin	35,189
Southington Center	CT	100%	2003	155,842	98.5%	6.95	Wal-Mart	95,482
							NAMCO	20,000
The Brickyard	CT	100%	2004	249,200	68.7%	7.71	Home Depot	103,003
							Kohl’s	58,966

Total Connecticut				1,049,125	89.0%	10.19

Maryland
Kenley Village	MD	100%	2005	51,894	72.3%	8.59	Food Lion	29,000
Metro Square	MD	100%	2008	71,896	100.0%	18.98	Shoppers Food Warehouse	58,668
Oakland Mills	MD	100%	2005	58,224	100.0%	13.52	Food Lion	43,470
San Souci Plaza	MD	40%	2009	264,134	79.0%	10.34	Shoppers Food Warehouse	61,466
							Marshalls	27,000
							Maximum Health and Fitness	15,612
St. James Square	MD	100%	2005	39,903	100.0%	11.51	Food Lion	33,000
Valley Plaza	MD	100%	2003	190,939	100.0%	4.98	K-Mart	95,810
							Ollie’s Bargain Outlet	41,888
							Tractor Supply	32,095
Yorktowne Plaza	MD	100%	2007	158,982	92.3%	13.53	Food Lion	37,692

Total Maryland				835,972	90.2%	10.65

Massachusetts
Fieldstone Marketplace	MA	100%	2005/2012	193,970	95.2%	11.32	Shaw’s	68,000
							Flagship Cinema	41,975
							New Bedford Wine and Spirits	15,180
Franklin Village Plaza	MA	100%	2004/2012	304,366	91.8%	20.53	Stop & Shop	75,000
							Marshalls	26,890
							Team Fitness	15,807
Kings Plaza	MA	100%	2007	168,243	92.7%	6.15	Work Out World	42,997
							CW Price	28,504
							Ocean State Job Lot	20,300
							Savers	19,339
Norwood Shopping Center	MA	100%	2006	102,459	79.9%	9.06	Hannaford Brothers	42,598
							Dollar Tree	16,798
The Shops at Suffolk Downs	MA	100%	2005	121,251	86.8%	12.77	Stop & Shop	74,977
Timpany Plaza	MA	100%	2007	183,775	98.1%	6.93	Stop & Shop	59,947
							Big Lots	28,027
							Gardner Theater	27,576
Webster Plaza (fka Price Chopper Plaza)	MA	100%	2007	101,824	82.7%	10.89	Price Chopper	58,545
West Bridgewater Plaza	MA	100%	2007	133,039	96.9%	8.78	Shaw’s	57,315
							Big Lots	25,000
							Planet Fitness	15,000

Total Massachusetts				1,308,927	91.7%	11.80

New Jersey
Carll’s Corner	NJ	100%	2007	129,582	88.5%	8.99	Acme Markets	55,000
							Peebles	18,858
Pine Grove Plaza	NJ	100%	2003	86,089	90.2%	11.29	Peebles	24,963
Washington Center Shoppes	NJ	100%	2001	157,394	93.4%	8.87	Acme Markets	66,046
							Planet Fitness	20,742

Total New Jersey				373,065	91.0%	9.47

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of March 31, 2013

							Average
		Percent		Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
New York
Carman’s Plaza	NY	100%		2007	194,082	91.8%	17.29	Pathmark	52,211

								Extreme Fitness	27,598
								Home Goods	25,806
								Department of Motor Vehicle	19,310
Pennsylvania
Academy Plaza	PA	100%		2001	137,662	90.3%	13.72	Acme Markets	50,918
Camp Hill	PA	100%		2002	470,117	99.3%	13.57	Boscov’s	167,597
								Giant Foods	92,939
								LA Fitness	45,000
								Orthopedic Inst of PA	40,904
								Barnes & Noble	24,908
								Staples	20,000
Carbondale Plaza	PA	100%		2004	120,689	100.0%	6.75	Weis Markets	52,720
								Peebles	18,000
Circle Plaza	PA	100%		2007	92,171	100.0%	2.74	K-Mart	92,171
Colonial Commons	PA	100%		2011	466,233	84.5%	12.83	Giant Foods	67,815
								Dick’s Sporting Goods	56,000
								L.A. Fitness	41,325
								Ross Dress For Less	30,000
								Marshalls	27,000
								JoAnn Fabrics	25,500
								David’s Furniture	24,970
								Office Max	23,500
Crossroads II	PA	100	% (b)	2008	133,717	93.0%	20.06	Giant Foods	78,815
Fairview Commons	PA	100%		2007	42,314	53.3%	9.68	Family Dollar	10,789
Fairview Plaza	PA	100%		2003	71,979	100.0%	12.39	Giant Foods	61,637
Fort Washington Center	PA	100%		2002	41,000	100.0%	19.90	LA Fitness	41,000
Gold Star Plaza	PA	100%		2006	71,720	82.2%	8.91	Redner’s	48,920
Golden Triangle	PA	100%		2003	202,943	98.2%	12.49	LA Fitness	44,796
								Marshalls	30,000
								Staples	24,060
								Just Cabinets	18,665
								Aldi	15,242
Halifax Plaza	PA	100%		2003	51,510	100.0%	11.89	Giant Foods	32,000
Hamburg Square	PA	100%		2004	99,580	96.4%	6.52	Redner’s	56,780
								Peebles	19,683
Huntingdon Plaza	PA	100%		2004	142,845	71.9%	4.97	Sears	26,150
								Peebles	22,060
Lake Raystown Plaza	PA	100%		2004	142,559	95.7%	12.32	Giant Foods	63,835
								Tractor Supply	32,711
Liberty Marketplace	PA	100%		2005	68,200	89.4%	17.56	Giant Foods	55,000
Meadows Marketplace	PA	100%		2004/2012	91,518	100.0%	15.50	Giant Foods	67,907
Mechanicsburg Center	PA	100%		2005	51,500	100.0%	21.78	Giant Foods	51,500
Newport Plaza	PA	100%		2003	64,489	100.0%	11.55	Giant Foods	43,400
Northside Commons	PA	100%		2008	64,710	96.1%	9.90	Redner’s Market	48,519
Palmyra Shopping Center	PA	100%		2005	111,051	94.5%	6.52	Weis Markets	46,912
								Goodwill	18,104
Port Richmond Village	PA	100%		2001	154,908	91.9%	12.35	Thriftway	40,000
								Pep Boys	20,615
								City Stores, Inc.	15,200
River View Plaza	PA	100%		2003	226,786	89.8%	18.88	United Artists	77,700
								Avalon Carpet	25,000
								Pep Boys	22,000
								Staples	18,000
South Philadelphia	PA	100%		2003	283,415	78.7%	14.65	Shop Rite	54,388
								Ross Dress For Less	31,349
								L.A. Fitness	31,000
								Modell’s	20,000

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of March 31, 2013

							Average
		Percent		Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
Swede Square	PA	100%		2003	100,816	100.0%	16.44	LA Fitness	37,200
The Commons	PA	100%		2004	203,426	85.1%	9.32	Bon-Ton	54,500
								Shop ‘n Save	52,654
								TJ Maxx	24,404
The Point	PA	100%		2000	268,037	97.1%	12.42	Burlington Coat Factory	76,665
								Giant Foods	76,627
								AC Moore	24,890
								Staples	24,000
Townfair Center	PA	100%		2004	218,662	100.0%	9.01	Lowe’s Home Centers	95,173
								Giant Eagle	83,821
								Michael’s Store	17,592
Trexler Mall	PA	100%		2005	339,279	88.7%	9.78	Kohl’s	88,248
								Bon-Ton	62,000
								Lehigh Wellness Partners	30,594
								Trexlertown Fitness Club	28,870
								Marshall’s	28,488
Trexlertown Plaza	PA	100%		2006	313,929	80.4%	13.30	Giant Foods	78,335
								Redner’s	47,900
								Big Lots	33,824
								Sears	22,500
								Tractor Supply	19,097
Upland Square	PA	100	%(b)	2007	391,578	94.8%	16.79	Giant Foods	78,900
								Carmike Cinema	45,276
								LA Fitness	42,000
								Best Buy	30,000
								TJ Maxx	25,000
								Bed, Bath & Beyond	24,721
								A.C. Moore	21,600
								Staples	18,336

Total Pennsylvania					5,239,343	91.3%	12.66

Virginia
Annie Land Plaza	VA	100%		2006	42,500	97.2%	9.47	Food Lion	29,000
Coliseum Marketplace	VA	100%		2005	105,998	100.0%	16.02	Farm Fresh	57,662
								Michael’s	23,981
Elmhurst Square	VA	100%		2006	66,250	88.1%	9.41	Food Lion	38,272
Fredericksburg Way	VA	100%		2005	63,000	100.0%	18.47	Ukrop’s Supermarket	63,000
General Booth Plaza	VA	100%		2005	71,639	96.6%	12.95	Farm Fresh	53,758
Glen Allen Shopping Center	VA	100%		2005	63,328	100.0%	6.61	Martin’s	63,328
Kempsville Crossing	VA	100%		2005	94,477	96.1%	11.16	Farm Fresh	73,878
Oak Ridge Shopping Center	VA	100%		2006	38,700	100.0%	10.56	Food Lion	33,000
Smithfield Plaza	VA	100%		2005/2008	134,664	96.4%	9.28	Farm Fresh	45,544
								Maxway	21,600
								Peebles	21,600
Suffolk Plaza	VA	100%		2005	67,216	100.0%	9.40	Farm Fresh	67,216
Virginia Little Creek	VA	100%		2005	69,620	100.0%	11.12	Farm Fresh	66,120

Total Virginia					817,392	97.5%	11.47

Total (92.8% leased at March 31, 2013)					9,817,906	91.5%	$11.98

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft of GLA, tenants at single-tenant properties, or the largest tenant at a property.
(b)	Although the ownership percentages for these joint ventures is 60%, the Company has included 100% of these joint ventures’ debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, loan guaranties, and/or other terms of the related joint venture agreements.

CEDAR REALTY TRUST, INC.

Leasing Activity

	Leases Signed	Square Feet	New Rent Per. Sq. Ft (a)	Prior Rent Per. Sq. Ft (a)	Cash Basis % Change	Tenant Improvements Per. Sq. Ft (b)	Average Lease Term (Yrs)
Total Comparable Leases
1st Quarter 2013	36	162,700	$13.80	$12.75	8.2%	$5.29	5.3
4th Quarter 2012	37	175,200	$16.27	$15.02	8.3%	$2.27	5.3
3rd Quarter 2012	34	176,000	$12.56	$11.29	11.3%	$2.06	5.6
2nd Quarter 2012	41	122,000	$12.59	$12.22	3.0%	$5.38	3.9

Total (c)	148	635,900	$13.91	$12.87	8.1%	$3.58	5.1

New Leases - Comparable
1st Quarter 2013	10	39,300	$11.32	$10.07	12.3%	$21.93	7.5
4th Quarter 2012	11	45,400	$18.41	$16.72	10.1%	$8.75	7.7
3rd Quarter 2012	7	22,500	$16.18	$12.62	28.2%	$16.15	8.4
2nd Quarter 2012	10	47,600	$11.74	$12.42	-5.4%	$13.79	5.9

Total (c)	38	154,800	$14.23	$13.11	8.5%	$14.72	7.2

Renewals - Comparable
1st Quarter 2013	26	123,400	$14.59	$13.60	7.3%	$0.00	4.6
4th Quarter 2012	26	129,800	$15.52	$14.43	7.6%	$0.00	4.5
3rd Quarter 2012	27	153,500	$12.03	$11.09	8.5%	$0.00	5.1
2nd Quarter 2012	31	74,400	$13.13	$12.10	8.6%	$0.00	2.5

Total	110	481,100	$13.80	$12.79	7.9%	$0.00	4.4

Total Comparable and Non-Comparable
1st Quarter 2013	40	225,400	$12.12	N/A	N/A	$6.34	6.5
4th Quarter 2012	40	189,500	$16.03	N/A	N/A	$2.32	5.6
3rd Quarter 2012	37	184,900	$12.78	N/A	N/A	$4.06	5.8
2nd Quarter 2012	44	136,800	$13.11	N/A	N/A	$5.36	4.5

Total	161	736,600	$13.48	N/A	N/A	$4.55	5.7

(a)	New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.
(b)	Includes tenant allowance and landlord work. Excludes first generation space.
(c)	For spaces vacant less than 12 months, the results for the trailing four quarters are as follows:

	Leases Signed	Square Feet	Cash Basis % Change
Total Comparable Leases	127	551,700	10.2%
New Leases—Comparable	17	70,600	25.6%

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of March 31, 2013

Tenant	Number of stores	GLA	% of GLA	Annualized base rent	Annualized base rent per sq. ft.	Percentage annualized base rents
Top twenty tenants (a):
Giant Foods	14	912,000	9.3%	$13,789,000	$15.12	12.8%
LA Fitness	7	282,000	2.9%	4,447,000	15.77	4.1%
Farm Fresh	6	364,000	3.7%	3,909,000	10.74	3.6%
Stop & Shop	4	271,000	2.8%	2,805,000	10.35	2.6%
Dollar Tree	19	194,000	2.0%	1,944,000	10.02	1.8%
Food Lion	7	243,000	2.5%	1,925,000	7.92	1.8%
Staples	5	104,000	1.1%	1,701,000	16.36	1.6%
Shop Rite	2	118,000	1.2%	1,695,000	14.36	1.6%
Redner’s	4	202,000	2.1%	1,514,000	7.50	1.4%
United Artist	1	78,000	0.8%	1,425,000	18.27	1.3%
Shaw’s	2	125,000	1.3%	1,389,000	11.11	1.3%
Shoppers Food Warehouse	2	120,000	1.2%	1,237,000	10.31	1.1%
Ukrop’s	1	63,000	0.6%	1,163,000	18.46	1.1%
Kohl’s Department Store	2	149,000	1.5%	1,113,000	7.47	1.0%
Marshall’s	5	143,000	1.5%	1,110,000	7.76	1.0%
Carmike Cinema	1	45,000	0.5%	1,034,000	22.98	1.0%
TJ Maxx	4	106,000	1.1%	1,007,000	9.50	0.9%
Giant Eagle	1	84,000	0.9%	922,000	10.98	0.9%
Wal-Mart	2	150,000	1.5%	838,000	5.59	0.8%
Dick’s Sporting Goods	1	56,000	0.6%	812,000	14.50	0.8%

Sub-total top twenty tenants	90	3,809,000	38.8%	45,779,000	12.02	42.5%
Remaining tenants	822	5,179,000	52.8%	61,929,000	11.96	57.5%

Sub-total all tenants (b)	912	8,988,000	91.5%	$107,708,000	$11.98	100.0%

Vacant space	N/A	830,000	8.5%

Total	912	9,818,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods, Stop & Shop, and Martin’s at Glen Allen (GLA of 63,000; annualized base rent of $418,000), (2) Farm Fresh, Shop ‘n Save (GLA of 53,000; annualized base rent of $412,000), Shoppers Food Warehouse, and Acme Markets (GLA of 172,000; annualized base rent of $756,000), and (3) Marshall’s, TJ Maxx and Home Goods (GLA of 51,000; annualized base rent of $568,000).

(b)	Comprised of large tenants (15,000 or more sq. ft.) and small tenants as follows:

	GLA	% of GLA	Annualized base rent	Annualized base rent per sq. ft.	Percentage annualized base rents
Large tenants	6,303,000	70.1%	$63,704,000	$10.11	59.1%
Small tenants	2,685,000	29.9%	44,004,000	16.39	40.9%

Total	8,988,000	100.0%	$107,708,000	$11.98	100.0%

CEDAR REALTY TRUST, INC.

Lease Expirations

As of March 31, 2013

Year of lease expiration	Number of leases expiring	GLA expiring	Percentage of GLA expiring	Annualized expiring base rents	Annualized expiring base rents per sq. ft.	Percentage of annualized expiring base rents
Month-To-Month	40	137,000	1.5%	$1,615,000	$11.79	1.5%
2013	83	233,000	2.6%	4,091,000	17.56	3.8%
2014	147	1,269,000	14.1%	12,185,000	9.60	11.3%
2015	143	1,266,000	14.1%	13,655,000	10.79	12.7%
2016	124	940,000	10.5%	10,454,000	11.12	9.7%
2017	116	919,000	10.2%	12,030,000	13.09	11.2%
2018	74	748,000	8.3%	10,033,000	13.41	9.3%
2019	29	343,000	3.8%	4,131,000	12.04	3.8%
2020	37	897,000	10.0%	8,469,000	9.44	7.9%
2021	35	416,000	4.6%	6,217,000	14.94	5.8%
2022	20	139,000	1.5%	1,894,000	13.63	1.8%
2023	17	170,000	1.9%	2,117,000	12.45	2.0%
Thereafter	47	1,511,000	16.8%	20,817,000	13.78	19.3%

All tenants	912	8,988,000	100.0%	$107,708,000	$11.98	100.0%

Vacant space	N/A	830,000	N/A

Total portfolio	912	9,818,000	N/A

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income (“Same-property NOI”)

Same-Property NOI (a) (b)

	Three months ended March 31,
	2013	2012
Base Rents	$21,573,000	$21,636,000
Expense Recoveries	6,952,000	6,167,000

Total Revenues	28,525,000	27,803,000
Operating expenses	8,974,000	8,291,000

NOI	$19,551,000	$19,512,000

Occupied	93.4%	93.4%
Leased	94.0%	93.4%
Number of same properties	61	61
NOI growth, excluding dark anchor impact (c)	1.2%

(a)	Same-property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as “held for sale/conveyance”.
(b)	Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.
(c)	Excludes the down time impact prior to Wal-Mart taking possession of the space at Oakland Commons, located in Bristol, CT. Results for 2013 were also negatively impacted by significantly higher snow removal costs. If snow removal costs for 2013 were the same as 2012, same-property NOI for first quarter 2013 would have increased to 1.8%.

CEDAR REALTY TRUST, INC.

Dispositions

			Date	Sales
Property	Location	GLA	Sold	Price
Quarter ended March 31, 2013
East Chestnut	Lancaster, PA	21,180	1/3/2013	$3,100,000
Huntingdon Plaza land parcel	Huntingdon, PA	N/A	3/29/2013	390,000

Subsequent to March 31, 2013
Columbia Mall	Bloomsburg, PA	352,544	4/17/2013	2,775,000

Total				$6,265,000

CEDAR REALTY TRUST, INC.

Summary of Real Estate Held for Sale/Conveyance

As of March 31, 2013

							Debt
						Average	Stated
		Percent			Percent	base rent per	contract	Maturity	Interest
Property Description	State	owned		GLA	occupied	leased sq. ft.	amounts	Date	rate
Ohio Discount Drug Mart Portfolio
Gahanna Discount Drug Mart Plaza (a)	OH	100%		48,667	82.3%	$13.90	$4,791,000	Nov 2016	10.8	%(b)
Westlake Discount Drug Mart Plaza (a)	OH	100%		55,775	88.0%	5.83	3,109,000	Dec 2016	10.6	%(b)

Single-Tenant/Triple-Net-Lease Properties
McCormick Place (a)	OH	100%		46,000	100.0%	4.50	2,547,000	Aug 2017	11.1	%(b)

Malls
Columbia Mall (c)	PA	100%		352,544	83.9%	4.54
Shore Mall (e)	NJ	100%		338,098	98.5%	7.66

Other Non-Core Assets
Dunmore Shopping Center	PA	100%		101,080	89.2%	6.34
Heritage Crossing (c)	PA	100	%(d)	28,098	100.0%	23.74
Oakhurst Plaza	PA	100%		111,869	66.2%	13.30
Roosevelt II (a)	PA	100%		180,088	0.0%	—	11,105,000	Mar 2012	6.5%

Total Properties Held for Sale/Conveyance				1,262,219	75.8%	$7.50	$21,552,000

Land Parcels Previously Acquired for Development
Five land parcels in Pennsylvania	PA	100%		74 acres
Shore Mall	NJ	100%		50 acres

Total Land Parcels Previously Acquired for Development				124 acres

(a)	These properties are in the process of being conveyed to their respective lenders, either through short sale, foreclosure, or deed-in-lieu of foreclosure processes.
(b)	Until the conveyances of the properties are completed, interest is being recorded (but not paid) at the default interest rates noted above which are approximately 500 basis points higher than the stated rates.
(c)	Properties sold subsequent to March 31, 2013. See “Dispositions”.
(d)	Although the ownership percentage for this joint venture is stated at 60%, the Company has included 100% of this joint venture’s results of operations in its-pro-rata calculations, based on the terms of the related joint venture agreement.
(e)	Property is in the process of being demalled. The above statistics reflect the completion of this demalling.

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Use of Funds From Operations (“FFO”)

FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand a REIT’s operating performance. The Company considers FFO an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

The Company computes FFO in accordance with the “White Paper” published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding impairment charges, excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income applicable to common shareholders or to cash flow from operating activities. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

The Company also presents “Operating FFO”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as management transition charges and employee termination costs, early extinguishment of debt costs, mark-to-market adjustments related to share-based compensation, and preferred stock redemption costs.

Use of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense and amortization of deferred financing costs, and depreciation and amortization, from income from continuing operations.

The Company also presents “Adjusted EBITDA”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as mark-to-market adjustments relating to share-based compensation, management transition charges and employee termination costs, gain on sales of real estate, and impairment charges/reversals. The ratios of debt to Adjusted EBITDA, Adjusted EBITDA to interest expense, and Adjusted EBITDA to fixed charges are additional related measures of financial performance. Because EBITDA from one company to another excludes some, but not all, items that affect net income, the computations of EBITDA may vary from one company to another.